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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 8, 1999
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                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of Registrant as specified in its charter)

                                     OHIO
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         (State or other jurisdiction of incorporation or organization)

       1-7323                                           31-0523213
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(Commission File Number)                    (I.R.S. Employer Identification No.)

 2800 GILBERT AVENUE, CINCINNATI, OHIO                    45206
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    513-961-2660
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Item 5.    Other Events.

On December 8, 1999, the Board of Directors of Frisch's Restaurants, Inc. authorized an additional repurchase of up to 200,000 shares of the Company's common stock. This approval supplements the Board's authorization on October 5, 1998 to purchase up to 500,000 shares. Purchases are being made from time to time on the open market or through block trades during a two-year period that expires October 5, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     FRISCH'S RESTAURANTS, INC.
                                                     --------------------------
                                                           (registrant)


DATE        December 21, 1999
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            December 21, 1999

                                             BY   /s/ DONALD H. WALKER
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                                                  Donald H. Walker
                                                  Vice President - Finance and
                                                  Principal Financial Officer